Benefit Plans	12 Months Ended
Dec. 31, 2012
Benefit Plans [Abstract]
BENEFIT PLANS

NOTE 11 – BENEFIT PLANS

The Corporation has a 401(k) retirement plan that covers substantially all employees. The plan allows employees to contribute up to a predetermined amount, subject to certain limitations. Matching contributions may be made in amounts and at times determined by the Corporation. Total matching discretionary contributions made by the Corporation during 2012, 2011 and 2010 amounted to $65, $54 and $57.

The Corporation has an Employee Stock Purchase Incentive Plan for full-time and most part-time employees. Under the Plan, each employee is entitled to receive a cash payment equal to 20% of the purchase price of Corporation common stock acquired by the employee on the open market, up to a maximum of 500 shares per calendar year. Expenses recognized in 2012, 2011 and 2010 amounted to $3, $1 and $2.

The Corporation has a director retirement and death benefit plan for the benefit of all members of the Board of Directors. The plan is designed to provide an annual retirement benefit to be paid to each director upon retirement from the Board and attaining age 70. The retirement benefit provided to each director is an annual benefit equal to $1 for each year of service on the Board from and after August 24, 1994 until August 2007, when the Board voted to cease further benefits. In addition, each director has the option of deferring any portion of directors’ fees to a maximum of $5 per month until retirement.

Interest credited to participant accounts associated with the deferrals was $6, $8 and $8 in 2012, 2011 and 2010. The deferred directors’ fee liability was $131 at December 31, 2012 and $164 at December 31, 2011. Expense recognized in 2012, 2011 and 2010 for the director retirement and death benefit plan was $88, $172 and $79. The liability related to the plan was $900 at December 31, 2012 and $849 at December 31, 2011.